SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2005
                                                           --------------


                             Northwest Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        United States                   0-23817                  23-2900888
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                301 Second Avenue
                              Warren, Pennsylvania                       16365
                     (Address of principal executive office)          (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
____ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
                Directors; Appointment of Principal Officers
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                    On June 29, 2005, Raymond R. Parry, Executive Vice President
                    - Lending, retired.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  June 29, 2005                     By:  /s/ William W. Harvey, Jr.
       ----------------------                 ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer